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                      FIFTH AMENDMENT TO CREDIT AGREEMENT

                 This Fifth Amendment to Credit Agreement, dated as of May 13, 1996 (the "Agreement") is among Stuart Entertainment, Inc., a Delaware corporation (the "U.S. Company"), Bingo Press & Specialty Limited (formerly known as 1089350 Ontario Inc.), an Ontario corporation (the "Canadian Company"), Bank of America National Trust and Savings Association, as U.S. Agent, Bank of America Illinois, as a U.S. Lender, The Chase Manhattan Bank (National Association), as a U.S. Lender, Bank of America Canada, as Canadian Agent and a Canadian Lender, and The Chase Manhattan Bank of Canada, as a Canadian Lender.

                              W I T N E S S E T H

                 WHEREAS, the U.S. Company, the Canadian Company, the U.S. Agent, the U.S. Lenders, the Canadian Agent and the Canadian Lenders are parties to that certain Credit Agreement dated as of December 13, 1994 (as amended, the "Credit Agreement") and to certain other documents executed in connection with the Credit Agreement.

                 WHEREAS, the U.S. Company and the Canadian Company have requested certain amendments to the Credit Agreement, and the Agents and Lenders have agreed to such amendments as provided herein.

                 NOW, THEREFORE, the parties hereto agree as follows:

                 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement.

                 2. Amendments to the Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

                 (a) The definition of "Borrowing Base" in Section 1.01 of the Credit Agreement is amended to replace the date "February 28, 1996" with the date "May 31, 1996".

                 (b) The last sentence of Section 2.07(c) of the Credit Agreement is amended and restated as follows:

         If, at any time after May 31, 1996, the aggregate principal amount of all outstanding Revolving Loans and the aggregate undrawn face amount of all Letters of Credit (with the amounts of the Revolving Loans to the Canadian Company and Letters of Credit issued for the account of the Canadian Company expressed in U.S. Dollars at the Closing Date Exchange Rate) exceeds the Borrowing Base, the Companies shall immediately repay such excess; provided, that if such excess on or before June 30, 1996, the Companies shall repay such excess in full by making consecutive equal monthly installments each in the amount of one-seventh of such excess, commencing on June 30, 1996 and continuing on the last day of each calendar month thereafter until the earlier of





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         December 31, 1996 or the date the Companies are in compliance with the
         Borrowing Base.

                 (c) Section 2.18 of the Credit Agreement is amended to replace the date "February 28, 1996" with the date "May 31, 1996."

                 (d) Section 6.01(f) of the Credit Agreement is amended to replace the date "February 28, 1996" with the date "May 31, 1996."

                 3. Conditions to Effectiveness. This Agreement, including the amendments and other terms set forth herein, shall become effective as of the date of this Agreement upon the satisfaction of all of the following conditions precedent, all of which must be satisfactory to each Agent and Lender in each of their sole discretion:

                 (a) Reaffirmation of Guaranty. U.S. Agent and Canadian Agent shall have each received an originally executed joint and several reaffirmation of guaranty from MLGAL Partners, Limited Partnership, a Connecticut limited partnership ("Morgan"), and Leonard A. Stuart ("Stuart").

                 4.       Fees and Expenses

                 (a) Audit Fees. The U.S. Company and Canadian Company reaffirm their obligation to pay U.S. Agent for all audit fees incurred by U.S. Agent in connection with the establishment of a borrowing base as contemplated by section 2.17 of the Credit Agreement.

                 (b) Costs, Expenses and Taxes. Each Company affirms and acknowledges that Section 10.04 of the Credit Agreement applies to this Agreement and the transactions and agreements and documents contemplated hereunder.

                 5. Representations and Warranties. To induce Lenders to enter into this Agreement, each Company represents and warrants to Lenders that the execution, delivery and performance by such Company of this Agreement are within its corporate powers, have been duly authorized by all necessary corporate action (including, without limitation, shareholder approval), have received all necessary governmental approval (if any shall be required), and do not and will not contravene or conflict with any provision of law applicable to such Company, the Organization Documents of such Company, or any order, judgment or decree of any court or other agency of government or any Contractual Obligation binding upon such Company, and the Credit Agreement as amended as of the date hereof is the legal, valid and binding obligation of such Company enforceable against such Company in accordance with its terms.

                 6.       Miscellaneous.

                 (a) Captions. Section captions used in this Agreement are for convenience only, and shall not affect the construction of this Agreement.

                 (b) Governing Law. This Agreement shall be a contract made under and







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governed by the laws of the State of Illinois, without regard to conflict of laws principles. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                 (c) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement.

                 (d) Successors and Assigns. This Agreement shall be binding upon the Companies, Agents and Lenders and their respective successors and assigns, and shall inure to the sole benefit of the Companies, Agents and Lenders and the successors and assigns of the Companies, Agents and Lenders.

                 (e) References. Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

                 (f) Continued Effectiveness. Notwithstanding anything contained herein, the terms of this Agreement are not intended to and do not serve to effect a novation as to the Credit Agreement. The parties hereby expressly do not intend to extinguish the Credit Agreement. Instead, it is the express intention of the parties hereto to reaffirm the indebtedness created under the Credit Agreement and secured by the Collateral. The Credit Agreement is amended hereby and each of the Loan Documents remain in full force and effect.








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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

STUART ENTERTAINMENT, INC.                       BINGO PRESS & SPECIALTY LIMITED



By                                               By
   -------------------------------                  ----------------------------
Its                                              Its
   -------------------------------                  ----------------------------

BANK OF AMERICA NATIONAL TRUST                   BANK OF AMERICA CANADA, as
AND SAVINGS ASSOCIATION, as U.S.                 Canadian Agent
Agent


By                                               By
   -------------------------------                  ----------------------------
Its                                              Its
   -------------------------------                  ----------------------------


BANK OF AMERICA ILLINOIS, as a U.S.              BANK OF AMERICA CANADA, as a
Lender                                           Canadian Lender


By                                               By
   -------------------------------                  ----------------------------
Its                                              Its
   -------------------------------                  ----------------------------


THE CHASE MANHATTAN BANK                         THE CHASE MANHATTAN BANK OF
(NATIONAL ASSOCIATION), as a U.S.                CANADA, as a Canadian Lender
Lender


By                                               By
   -------------------------------                  ----------------------------
Its                                              Its
   -------------------------------                  ----------------------------






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